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                                                                    Exhibit 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 8, 2000, with respect to the financial statements of Funco, Inc. included in the Registration Statement (Amendment No. 1 to Form S-1) of GameStop Corp.




                                                  /s/ Ernst & Young LLP



Minneapolis, Minnesota
October 15, 2001